UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1,2017

Vet Online Supply, Inc.

(Exact name of Company as specified in its charter)

Florida	000-55787	47-099750
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10 Prairie View Drive Plains, MT 59859
(Address of principal executive offices)
Phone: (442) 222-4425
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement

On December 1,2017, Vet Online Supply Inc.  ("the Company") entered into an Employment Agreement with Mr. Edward J. Aruda with regard to being appointed as the new Chief Executive Officer, President, Secretary, Treasurer and Member of the Board of Directors for Vet Online Supply, Inc. Mr. Aruda will receive a monthly salary of $5,000.00 to be paid at the end of each month. Amounts unpaid will accrue annual interest of 6%, and in addition will receive 25,000,000 shares of restricted common stock upon signing of this agreement. Further, at the end of the first 12 months the EMPLOYEE will receive $75,000 of restricted common shares of the company at fair market value.  The term of the Consulting Agreement is for two years; renewable upon mutual consent.

On December 1, 2017 Vet Online Supply Inc.  ("the Company") entered into an Employment Agreement with Mr. Nathan E. Lewis with regard to being appointed as the new Chief Operations Officer and Member of the Board of Directors for Vet Online Supply, Inc. Mr. Lewis will receive a monthly salary of $5,000.00 to be paid at the end of each month. Amounts unpaid will accrue annual interest of 6%, and in addition will receive 25,000,000 shares of restricted common stock upon signing of this agreement. Further, at the end of the first 12 months the EMPLOYEE will receive $75,000 of restricted common shares of the company at fair market value.  The term of the Consulting Agreement is for two years; renewable upon mutual consent.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December1, 2017, by written consent of the stockholders of the Control Shares the employment of Mr. Daniel Rushford was terminated as the Chief Executive Officer, President, Secretary, Treasurer and Director. The termination of Mr. Rushford was not due to any disagreements with the Company on any matter relating to its operations, policies or practices.

On December 1, 2017, by written consent of the stockholders of the Control Shares, Mr. Matthew Scott was terminated and removed from the Board of Directors. The termination of Mr. Scott was not due to any disagreements with the Company on any matter relating to its operations, policies or practices.

On Dwecember 1, 2017, by written consent of the stockholders of the Control Shares Mr. Samuel Berry was terminated and removed from the Board of Directors. The termination of Mr. Berry was not due to any disagreements with the Company on any matter relating to its operations, policies or practices.

On December 1, 2017 by written consent of the stockholders of the Control Shares, Mr. Nathan Edward Lewis was appointed to the Board of Directors.  For accepting the position of Director, Mr. Lewis will receive 25,000,000 Shares of the Company’s Common Stock, valued at $0.05 per share.  Additionally, Mr. Lewis will be paid $500 for each board meeting at which he is physically present.

On December 1, 2017, the Board of Directors appointed Mr. Edward J. Aruda as the Chief Executive Officer, President, Secretary and Treasurer.  For accepting the position of CEO and Director, Mr. Aruda will receive 25,000,000 Shares of the Company's Common Stock, valued at PAR per share.  Additionally, Mr. Aruda will be paid $500 for each board meeting at which he is physically present.

  Mr. Lewis:

As a member of the Board of Directors for Vet Online Supply, Mr. Lewis is 43 years old, and will act as the new Chief Operating Officer for Vet Online Supply, Inc.. Mr. Lewis ha extensive experience in the management of several companies. Nathan brings 18 years of successful knowledge, resources and expertise to enhance Vet Online Supply’s growth plan in delivering quality products and services to the veterinary industry in the USA. Nathan is a veteran and served in the U.S Army from which he was honorably discharged.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement, Nathan Lewis	Filed herewith
10.2	Employment Agreement, Edward Aruda	Filed herewith
10.3	Director Appointment Agreement, Nathan Lewis	Filed herewith
10.4	Shareholder’s Resolution removing Directors	Filed herewith
10.5	Shareholders Resolution Appointing Directors	Filed herewith

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vet Online Supply, Inc.

Date: December 1, 2017	By:	/s/Edward J. Aruda
Edward J. Aruda
CEO and Chairman